Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


         We hereby consent to the inclusion in Form 10-KA for the fiscal year ended September 30, 1998 of our report dated November 18, 1998 except for footnote 5 which is dated November 29, 1999 relating to the financial statements of Celsion Corporation.



                                                     /s/ Stegman & Co.
                                                     -----------------

Baltimore, Maryland
November 29, 1999